Exhibit 8.1

Controlling company
Parent company

Fiat S.p.A.	Italy

Subsidiaries consolidated on a line-by-line basis

Automobiles
Fiat Auto S.p.A.	Italy
Banco Fidis de Investimento SA	Brazil
Clickar Assistance S.R.L.	Italy
Customer Center S.r.l.	Italy
Easy Drive S.r.l.	Italy
Fiat Auto Argentina S.A.	Argentina
Fiat Auto (Belgio) S.A.	Belgium
Fiat Auto Dealer Financing SA	Belgium
Fiat Auto España S.A.	Spain
Fiat Auto Hellas S.A.	Greece
Fiat Auto (Ireland) Ltd.	Ireland
Fiat Auto Japan K.K.	Japan
Fiat Auto Maroc S.A.	Morocco
Fiat Auto Nederland B.V.	Netherlands
Fiat Auto Poland S.A.	Poland
Fiat Auto Portuguesa S.A.	Portugal
Fiat Auto South Africa (Proprietary) Ltd	South Africa
Fiat Auto (Suisse) S.A.	Switzerland
Fiat Auto (U.K.) Ltd	United Kingdom
Fiat Auto Var S.r.l.	Italy
Fiat Automobil AG	Germany
Fiat Automobil GmbH	Austria
Fiat Automobil Vertriebs GmbH	Germany
Fiat Automobiler Danmark A/S	Denmark
Fiat Automoveis S.A. — FIASA	Brazil
Fiat Center Italia S.p.A.	Italy
Fiat Center (Suisse) S.A.	Switzerland
Fiat CR Spol. S.R.O.	Czech Republic
Fiat Credito Compania Financiera S.A.	Argentina
Fiat Finance Netherlands B.V.	Netherlands
Fiat France	France
(*) Fiat India Automobiles Private Limited	India
(*) Fiat India Private Ltd.	India
Fiat Magyarorszag Kereskedelmi KFT.	Hungary
Fiat Motor Sales Ltd	United Kingdom
Fiat Purchasing Italia S.r.l.	Italy
FIAT Purchasing Poland Sp. z o.o.	Poland
Fiat SR Spol. SR.O.	Slovack Republic
Fiat Teamsys GmbH	Germany
Fiat Teamsys S.A.	Portugal
Fiat Versicherungsdienst GmbH	Germany
Fidis Hungary Ltd. under liquidation	Hungary
Fidis S.p.A.	Italy
i-FAST Automotive Logistics S.r.l.	Italy
Inmap 2000 Espana S.L.	Spain
International Metropolitan Automotive Promotion (France) S.A.	France
Italian Automotive Center S.A.	Belgium
New Business 16 S.p.A. a socio unico	Italy
Sata-Società Automobilistica Tecnologie Avanzate S.p.A.	Italy
SCDR Automotive Limited	United Kingdom
SCDR (Ireland) Limited	Ireland
SCDR (Switzerland) S.A.	Switzerland

Società di Commercializzazione e Distribuzione Ricambi S.p.A.	Italy
Targa Rent S.r.l.	Italy
Targasys Espana S.L.	Spain

(*) Assets held for sale.

Ferrari
Ferrari S.p.A.	Italy
Charles Pozzi S.a.r.l.	France
Ferrari Deutschland GmbH	Germany
Ferrari Financial Services AG	Germany
Ferrari Financial Services S.p.A.	Italy
Ferrari GB Limited	United Kingdom
Ferrari GE.D. S.p.A.	Italy
Ferrari International S.A.	Luxembourg
Ferrari N.America Inc.	U.S.A.
Ferrari San Francisco Inc.	U.S.A.
Ferrari (Suisse) SA	Switzerland
Ferrari West Europe S.A.	France
GSA-Gestions Sportives Automobiles S.A.	Switzerland
Pozzi Rent Snc	France
Société Française de Participations Ferrari — S.F.P.F. S.A.R.L.	France
410 Park Display Inc.	U.S.A.

Maserati
Maserati S.p.A.	Italy
Maserati Deutschland GmbH	Germany
Maserati GB Limited	United Kingdom
Maserati North America Inc.	U.S.A.
Maserati (Suisse) S.A.	Switzerland
Maserati West Europe societé par actions simplifiée	France

Agricultural and Construction Equipment
CNH Global N.V.	Netherlands
Austoft Industries Limited	Australia
Banco CNH Capital S.A.	Brazil
Bli Group Inc.	U.S.A.
Blue Leaf I.P. Inc.	U.S.A.
Case Brazil Holdings Inc.	U.S.A.
Case Canada Receivables, Inc.	Canada
Case Credit Australia Investments Pty Ltd	Australia
Case Credit Holdings Limited	U.S.A.
Case Equipment Holdings Limited	U.S.A.
Case Equipment International Corporation	U.S.A.
Case Europe S.a.r.l.	France
Case Harvesting Systems GmbH	Germany
Case IH Machinery Trading Shanghai Co. Ltd.	People’s Rep.of China
Case India Limited	U.S.A.
Case International Marketing Inc.	U.S.A.
Case LBX Holdings Inc.	U.S.A.
Case New Holland Inc.	U.S.A.
Case United Kingdom Limited	United Kingdom
CNH America LLC	U.S.A.
CNH Argentina S.A.	Argentina
CNH Asian Holding Limited N.V.	Belgium
CNH Australia Pty Limited	Australia
CNH Baumaschinen GmbH	Germany
CNH Belgium N.V.	Belgium
CNH Canada, Ltd.	Canada

CNH Capital America LLC	U.S.A.
CNH Capital Australia Pty Limited	Australia
CNH Capital Automotive Receivables LLC	U.S.A.
CNH Capital Benelux	Belgium
CNH Capital Canada Ltd.	Canada
CNH Capital (Europe) plc	Ireland
CNH Capital Insurance Agency Inc.	U.S.A.
CNH Capital LLC	U.S.A.
CNH Capital plc	Ireland
CNH Capital RACES LLC	U.S.A.
CNH Capital Receivables LLC	U.S.A.
CNH Capital U.K. Ltd	United Kingdom
CNH Componentes, S.A. de C.V.	Mexico
CNH Danmark A/S	Denmark
CNH Deutschland GmbH	Germany
CNH Engine Corporation	U.S.A.
CNH Financial Services A/S	Denmark
CNH Financial Services GmbH	Germany
CNH Financial Services S.A.S.	France
CNH Financial Services S.r.l.	Italy
CNH France S.A.	France
CNH International S.A.	Luxembourg
CNH Italia s.p.a.	Italy
CNH Latin America Ltda.	Brazil
CNH Maquinaria Spain S.A.	Spain
CNH Osterreich GmbH	Austria
CNH Polska Sp. z o.o.	Poland
CNH Portugal-Comercio de Tractores e Maquinas Agricolas Ltda	Portugal
CNH Receivables LLC	U.S.A.
CNH Serviços Técnicos e Desenvolvimento de Negocios Ltda	Brazil
CNH Trade N.V.	Netherlands
CNH U.K. Limited	United Kingdom
CNH Wholesale Receivables LLC	U.S.A.
Fiatallis North America LLC	U.S.A.
Flexi-Coil (U.K.) Limited	United Kingdom
Harbin New Holland Tractors Co., Ltd.	People’s Rep.of China
HFI Holdings Inc.	U.S.A.
JV Uzcaseagroleasing LLC	Uzbekistan
JV UzCaseMash LLC	Uzbekistan
JV UzCaseService LLC	Uzbekistan
JV UzCaseTractor LLC	Uzbekistan
Kobelco Construction Machinery America LLC	U.S.A.
MBA AG	Switzerland
New Holland Australia Pty Ltd	Australia
New Holland Credit Australia Pty Limited	Australia
New Holland Credit Company, LLC	U.S.A.
New Holland Excavator Holdings LLC	U.S.A.
New Holland Holding Limited	United Kingdom
New Holland Holdings Argentina S.A.	Argentina
New Holland Kobelco Construction Machinery Belgium SA	Belgium
New Holland Kobelco Construction Machinery S.p.A.	Italy
New Holland Ltd	United Kingdom
New Holland Tractor Ltd. N.V.	Belgium
New Holland Tractors (India) Private Ltd	India
O & K — Hilfe GmbH	Germany
Pryor Foundry Inc.	U.S.A.
Receivables Credit II Corporation	Canada
RosCaseMash	Russia
Shanghai New Holland Agricultural Machinery Corporation Limited	People’s Rep.of China

Powertrain Technologies
Fiat Powertrain Technologies SpA	Italy
FMA — Fabbrica Motori Automobilistici S.r.l.	Italy
Milantech S.R.L.	Italy
Powertrain Mekanik Sanayi ve Ticaret Limited Sirketi	Turkey

Trucks and Commercial Vehicles
Iveco S.p.A.	Italy
Afin Asigurari S.r.l.	Romenia
Afin Bohemia	Czech Republic
Afin Bulgaria EAD	Bulgaria
Afin Hungary Kereskedelmi KFT.	Hungary
Afin Leasing AG	Austria
Afin Slovakia S.R.O.	Slovack Republic
Afin Trade Bulgaria Eood	Bulgaria
Afin Trade Vostok OOO	Russia
Amce-Automotive Manufacturing Co.Ethiopia	Ethiopia
AS Afin Baltica	Estonia
Astra Veicoli Industriali S.p.A.	Italy
Brandschutztechnik Gorlitz GmbH	Germany
C.A.M.I.V.A. Constructeurs Associés de Matériels d`Incendie, Voirie, Aviation S.A.	France
Componentes Mecanicos S.A.	Spain
Effe Grundbesitz GmbH	Germany
Elettronica Trasporti Commerciali S.r.l. (Eltrac S.r.l.)	Italy
European Engine Alliance S.c.r.l.	Italy
FPT — Powertrain Technologies France S.A.	France
Heuliez Bus S.A.	France
IAV-Industrie-Anlagen-Verpachtung GmbH	Germany
Ikarus Egyedi Autobusz GY	Hungary
Industrial Vehicles Center Hainaut S.A.	Belgium
Irisbus Australia Pty. Ltd.	Australia
Irisbus Benelux Ltd.	Luxembourg
Irisbus Deutschland GmbH	Germany
Irisbus Italia S.p.A.	Italy
Irisbus (U.K.) Ltd	United Kingdom
IVC Brabant N.V. S.A.	Belgium
Iveco Argentina S.A.	Argentina
Iveco Austria GmbH	Austria
Iveco Bayern GmbH	Germany
Iveco Contract Services Limited	United Kingdom
Iveco Danmark A/S	Denmark
Iveco España S.L.	Spain
Iveco Est Sas	France
Iveco Finland OY	Finland
Iveco France	France
Iveco Holdings Limited	United Kingdom
Iveco International Trade Finance S.A.	Switzerland
Iveco Investitions GmbH	Germany
Iveco Latin America Ltda	Brazil
Iveco Limited	United Kingdom
Iveco L.V.I. S.a.s.	France
Iveco Magirus AG	Germany
Iveco Magirus Brandschutztechnik GmbH	Germany
Iveco Magirus Fire Fighting GmbH	Germany
Iveco Mezzi Speciali S.p.A.	Italy
Iveco Motorenforschung AG	Switzerland
Iveco Motors of North America Inc.	U.S.A.
Iveco Nederland B.V.	Netherlands
Iveco Nord Nutzfahrzeuge GmbH	Germany

Iveco Nord-Ost Nutzfahrzeuge GmbH	Germany
Iveco Norge A.S.	Norway
Iveco Otomotiv Ticaret A.S.	Turkey
Iveco Partecipazioni Finanziarie S.r.l.	Italy
Iveco Participations S.A.	France
Iveco Pension Trustee Ltd	United Kingdom
Iveco Poland Ltd.	Poland
Iveco Portugal-Comercio de Veiculos Industriais S.A.	Portugal
Iveco (Schweiz) AG	Switzerland
Iveco South Africa (Pty) Ltd.	South Africa
Iveco Sud-West Nutzfahrzeuge GmbH	Germany
Iveco Sweden A.B.	Sweden
Iveco Trucks Australia Limited	Australia
Iveco Ukraine Inc.	Ukraine
Iveco Venezuela C.A.	Venezuela
Iveco West Nutzfahrzeuge GmbH	Germany
Karosa A.S.	Czech Republic
Karosa r.s.o.	Slovack Republic
Lohr-Magirus Feuerwehrtechnik GmbH	Austria
Mediterranea de Camiones S.L.	Spain
Officine Brennero S.p.A.	Italy
OOO Afin Leasing Vostok LLC	Russia
S.A. Iveco Belgium N.V.	Belgium
s.c. Afin Leasing Ifn s.a.	Romenia
s.c. Afin Trade Company S.r.l.	Romenia
S.C.I. La Méditerranéenne	France
Seddon Atkinson Vehicles Ltd	United Kingdom
Société Charolaise de Participations S.A.	France
Société de Diffusion de Vehicules Industriels-SDVI S.A.S.	France
Transolver Service S.A.	Spain
Transolver Service S.p.A.	Italy
Transolver Services GmbH	Germany
UAB Afin Baltica (Lithuania)	Lithuania
Utilitaries & Véhicules Industriels Franciliens-UVIF SAS	France
Zona Franca Alari Sepauto S.A.	Spain
2 H Energy S.A.S.	France

Components
Magneti Marelli Holding S.p.A.	Italy
Automotive Lighting Brotterode GmbH	Germany
Automotive Lighting Italia S.p.A.	Italy
Automotive Lighting LLC	U.S.A.
Automotive Lighting o.o.o.	Russia
Automotive Lighting Polska Sp. z o.o.	Poland
Automotive Lighting Rear Lamps Espana S.A.	Spain
Automotive Lighting Rear Lamps France S.A.	France
Automotive Lighting Rear Lamps Italia S.p.A.	Italy
Automotive Lighting Rear Lamps Mexico S. de r.l. de C.V.	Mexico
Automotive Lighting Reutlingen GmbH	Germany
Automotive Lighting S.R.O.	Czech Republic
Automotive Lighting UK Limited	United Kingdom
Fiat CIEI S.p.A. in liquidation	Italy
Industrial Yorka de Mexico S.A. de C.V.	Mexico
Industrial Yorka de Tepotzotlan S.A. de C.V.	Mexico
Industrias Magneti Marelli Mexico S.A. de C.V.	Mexico
Kadron S/A	Brazil
Magneti Marelli After Market S.p.A.	Italy
Magneti Marelli Argentina S.A.	Argentina
Magneti Marelli Automotive Components (WUHU) Co. Ltd.	People’s Rep.of China

Magneti Marelli Cofap Companhia Fabricadora de Pecas	Brazil
Magneti Marelli Components B.V. in liquidation	Netherlands
Magneti Marelli Conjuntos de Escape S.A.	Argentina
Magneti Marelli Deutschland GmbH in liquidation	Germany
Magneti Marelli do Brasil Industria e Comercio SA	Brazil
Magneti Marelli Electronica SL	Spain
Magneti Marelli Elektronische Systeme GmbH	Germany
Magneti Marelli Exhaust Systems Polska Sp. z o.o.	Poland
Magneti Marelli France S.a.s.	France
Magneti Marelli Guangzhou Motor Vehicle Instruments Co. Limited	People’s Rep.of China
Magneti Marelli Holding U.S.A. Inc.	U.S.A.
Magneti Marelli Iberica S.A.	Spain
Magneti Marelli Motopropulsion France SAS	France
Magneti Marelli North America Inc.	U.S.A.
Magneti Marelli Poland S.A.	Poland
Magneti Marelli Powertrain GmbH	Germany
Magneti Marelli Powertrain (Shanghai) Co. Ltd.	People’s Rep.of China
Magneti Marelli Powertrain S.p.A.	Italy
Magneti Marelli Powertrain U.S.A. LLC	U.S.A.
Magneti Marelli Racing Ltd	United Kingdom
Magneti Marelli Sistemas Automotivos Industria e Comercio Ltda	Brazil
Magneti Marelli Sistemas Electronicos Mexico S.A.	Mexico
Magneti Marelli Sistemi di Scarico S.p.A.	Italy
Magneti Marelli Sistemi Elettronici S.p.A.	Italy
Magneti Marelli South Africa (Proprietary) Limited	South Africa
Magneti Marelli Suspension Systems Bielsko Sp. z.o.o.	Poland
Magneti Marelli Suspension Systems Poland Sp. z o.o.	Poland
Magneti Marelli Tubos de Escape SL	Spain
Magneti Marelli U.K. Limited in liquidation	United Kingdom
Mako Elektrik Sanayi Ve Ticaret A.S.	Turkey
Malaysian Automotive Lighting SDN. BHD	Malaysia
Servicios Administrativos Corp. IPASA S.A.	Mexico
Sistemi Sospensioni S.p.A.	Italy
Tecnologia de Iluminacion Automotriz S.A. de C.V.	Mexico
Ufima S.A.S.	France

Metallurgical Products
Teksid S.p.A.	Italy
(*) CHONGQING MERIDIAN BoAo MAGNESIUM Co. Ltd.	People’s Rep.of China
Compania Industrial Frontera S.A. de C.V.	Mexico
Fonderie du Poitou Fonte S.A.S.	France
Funfrap-Fundicao Portuguesa S.A.	Portugal
(*) Magnesium Products of America Inc.	U.S.A.
(*) Magnesium Products of Italy S.r.l.	Italy
(*) Meridian Deutschland GmbH	Germany
(*) Meridian Technologies Inc.	Canada
(*) Meridian Technologies Japan Inc.	Canada
(*) Shanghai Meridian Magnesium Products Company Limited	People’s Rep.of China
Teksid Acquisition Inc.	Canada
Teksid do Brasil Ltda	Brazil
Teksid Hierro De Mexico Arrendadora S.A. de C.V.	Mexico
Teksid Hierro de Mexico S.A. de C.V.	Mexico
Teksid Inc.	U.S.A.
Teksid Iron Poland Sp. z o.o.	Poland

(*) Assets held for sale.

Production Systems
Comau S.p.A.	Italy

Autodie International, Inc.	U.S.A.
Comau France S.A.	France
Comau Argentina S.A.	Argentina
Comau Deutschland GmbH	Germany
Comau do Brasil Industria e Comercio Ltda.	Brazil
Comau Estil Unl.	United Kingdom
Comau India Private Limited	India
Comau Pico Expatriate, Inc.	U.S.A.
Comau Pico Holdings Corporation	U.S.A.
Comau Pico Iaisa S.de R.L. de C.V.	Mexico
Comau Pico Inc.	U.S.A.
Comau Pico Mexico S.de R.L. de C.V.	Mexico
Comau Pico of Canada Inc.	Canada
Comau Pico Pitex S.de R.L. C.V.	Mexico
Comau Pico Resources, Inc.	U.S.A.
Comau Pico Trebol S.de R.L. de C.V.	Mexico
Comau Poland Sp. z o.o.	Poland
Comau Romania S.R.L.	Romenia
Comau Russia OOO	Russia
Comau SA Body Systems (Pty) Ltd.	South Africa
Comau SA Press Tools and Parts (Pty) Ltd.	South Africa
Comau SA Properties (Pty) Ltd.	South Africa
Comau Service Systems S.L.	Spain
Comau (Shanghai) Automotive Equipment Co. Ltd.	People’s Rep.of China
Comau South Africa (Pty) Ltd.	South Africa
Comau Sverige AB	Sweden
Mecaner S.A.	Spain
Pico Europe, Inc.	U.S.A.
Precision Pico Products Inc.	U.S.A.

Services
Business Solutions S.p.A.	Italy
(*) Building Services S.r.l.	Italy
(*) Building Support S.r.l.	Italy
Business Solutions Argentina S.A.	Argentina
Business Solutions Polska Sp. z o.o.	Poland
eSPIN S.p.A.	Italy
Fiat Argentina S.A.	Argentina
Fiat do Brasil S.A.	Brazil
Fiat Finance et Services S.A.	France
Fiat GES.CO. Belgium N.V.	Belgium
Fiat Gesco S.p.A.	Italy
Fiat GmbH	Germany
Fiat Iberica S.A.	Spain
Fiat Servizi per l`Industria S.c.p.a.	Italy
Fiat U.K. Limited	United Kingdom
(*) Ingest Facility Polska Sp. z o.o.	Poland
(*) Ingest Facility S.p.A.	Italy
ITS GSA FiatGroup France S.A.S.	France
ITS-GSA Deutschland GmbH	Germany
ITS-GSA U.K. Limited	United Kingdom
KeyG Consulting S.p.A.	Italy
Risk Management S.p.A.	Italy
Sadi Polska-Agencja Celna Sp. z o.o.	Poland
Servizi e Attività Doganali per l`Industria S.p.A.	Italy
Telexis do Brasil Ltda.	Brazil

(*) Assets held for sale.

Publishing and Communications
Itedi-Italiana Edizioni S.p.A.	Italy
BMI S.p.A.	Italy
Editrice La Stampa S.p.A.	Italy
La Stampa Europe SAS	France
Publikompass S.p.A.	Italy

Holding companies and Other companies
Centro Ricerche Plast-Optica S.p.A.	Italy
C.R.F. Società Consortile per Azioni	Italy
Deposito Avogadro S.r.l.	Italy
Elasis-Società Consortile per Azioni	Italy
Fahag Immobilien-und Finanz-Gesellschaft AG	Switzerland
Fast Buyer France S.a.r.l.	France
Fast-Buyer S.p.A.	Italy
Fiat Attività Immobiliari S.p.A.	Italy
Fiat Auto Holdings B.V. in liquidatie	Netherlands
Fiat Financas Brasil Ltda	Brazil
Fiat Finance and Trade Ltd	Luxembourg
Fiat Finance Canada Ltd.	Canada
Fiat Finance Luxembourg S.A.	Luxembourg
Fiat Finance North America Inc.	U.S.A.
Fiat Finance S.p.A.	Italy
Fiat Information & Communication Services società consortile per azioni	Italy
Fiat Netherlands Holding N.V.	Netherlands
Fiat Partecipazioni S.p.A.	Italy
Fiat Partecipazioni (U.K.) Limited	United Kingdom
Fiat Polska Sp. z o.o.	Poland
Fiat Servizi S.A.	Switzerland
Fiat U.S.A. Inc.	U.S.A.
Fiat-Revisione Interna S.c.r.l.	Italy
IHF-Internazionale Holding Fiat S.A.	Switzerland
Intermap (Nederland) B.V.	Netherlands
Isvor Fiat Società consortile di sviluppo e addestramento industriale per Azioni	Italy
Neptunia Assicurazioni Marittime S.A.	Switzerland
New Business 7 S.p.A.	Italy
New Business 8 S.p.A.	Italy
Rimaco S.A.	Switzerland
SIRIO — Sicurezza Industriale Società consortile per azioni	Italy
Sisport Fiat S.p.A. — Società sportiva dilettantistica	Italy

Jointly-controlled entities accounted for using the proportional consolidation

Powertrain Technologies
Fiat-GM Powertrain Polska Sp. z o.o.	Poland

Jointly-controlled entities accounted for using the equity method

Automobiles (**)
Fiat Auto Financial Services S.p.A.	Italy
FAL Fleet Services S.A.S.	France
FC France S.A.	France
Fiat Auto Contracts Ltd	United Kingdom
Fiat Auto Financial Services (Wholesale) Ltd.	United Kingdom
Fiat Auto Financial Services Limited	United Kingdom
Fiat Auto Lease N.V.	Netherlands
Fiat Bank GmbH	Germany

Fiat Bank Polska S.A.	Poland
Fiat Credit Belgio S.A.	Belgium
Fiat Credit Hellas Commercial S.A. of Vehicles	Greece
Fiat Distribuidora Portugal S.A. (***)	Portugal
Fiat Finance Holding S.A.	Luxembourg
Fiat Finance S.A.	Luxembourg
Fiat Finansiering A/S	Denmark
Fiat Handlerservice GmbH (***)	Germany
Fidis Credit Danmark A/S (***)	Denmark
Fidis Dealer Services B.V. (***)	Netherlands
Fidis Finance (Suisse) S.A.	Switzerland
Fidis Finance Polska Sp. z o.o.	Poland
Fidis Insurance Consultants SA	Greece
Fidis Leasing GmbH	Austria
Fidis Leasing Polska Sp. z o.o.	Poland
Fidis Nederland B.V.	Netherlands
Fidis Retail Financial Services (Ireland) PLC	Ireland
Fidis Retail IFIC SA	Portugal
Fidis Retail Portugal Aluguer de Veiculos S.A.	Portugal
Fidis Servizi Finanziari S.p.A.	Italy
Finplus Renting S.A.	Spain
FL Auto Snc	France
FL Location SNC	France
Leasys S.p.A. a socio unico	Italy
Savarent Società per Azioni a Socio Unico	Italy
Sofice-Société de Financement des Concessionnaires s.a.s. (***)	France
TarCredit E.F.C. S.A.	Spain
Tarfin S.A.	Switzerland
Targasys Stock SA (***)	Spain
G.E.I.E. Gisevel	France
G.E.I.E.-Sevelind	France
Nan Jing Fiat Auto Co. Ltd.	People’s Rep.of China
Società Europea Veicoli Leggeri-Sevel S.p.A.	Italy
Société Européenne de Véhicules Légers du Nord-Sevelnord Société Anonyme	France
Tofas-Turk Otomobil Fabrikasi Tofas A.S.	Turkey

(**) The Fiat Group Consolidated Financial Statements include the valuation according to the equity method on the FAFS Group, which comprises FAFS S.p.A. and its subsidiaries listed below.

(***)   At December 31, 2006, subsidiary in accordance with article 2359 Civil Code, qualified as jointly-controlled entity for financial statements purpose, following the agreement with the partner Sofinco (Crédit Agricole Group).

Agricultural and Construction Equipment
Case Mexico S.A. de C.V.	Mexico
Case Special Excavators N.V.	Belgium
CNH Comercial, SA de C.V.	Mexico
CNH de Mexico SA de CV	Mexico
CNH Industrial, S.A. de C.V.	Mexico
CNH Servicios Comerciales, S.A. de C.V.	Mexico
CNH Servicios Corporativos S.A. de C.V.	Mexico
Consolidated Diesel Company	U.S.A.
LBX Company LLC	U.S.A.
L&T-Case Equipment Private Limited	India
Megavolt L.P. L.L.L.P.	U.S.A.
New Holland HFT Japan Inc.	Japan
New Holland Trakmak Traktor A.S.	Turkey
Turk Traktor Ve Ziraat Makineleri A.S.	Turkey

Trucks and Commercial Vehicles
Iveco Fiat — Oto Melara Società consortile r.l.	Italy

Naveco Ltd.	People’s Rep.of China
SAIC IVECO Commercial Vehicle Investment Company Limited	People’s Rep.of China
Transolver Finance Establecimiento Financiero de Credito S.A.	Spain

Components
Gestamp Marelli Autochasis S.L.	Spain

Metallurgical Products
Hua Dong Teksid Automotive Foundry Co. Ltd.	People’s Rep.of China

Subsidiaries accounted for using the equity method

Automobiles
Alfa Romeo Inc.	U.S.A.
Alfa Romeo Motors Ltd.	Thailand
Auto Italia Erfurt GmbH in liquidation	Germany
F.A. Austria Commerz GmbH	Austria
Fiat Auto Egypt Industrial Company SAE	Egypt
Fiat Auto Egypt S.A.E.	Egypt
Fiat Auto S.A. de Ahorro para Fines Determinados	Argentina
Fiat Auto Thailand Pvt. Ltd.	Thailand
Italcar SA	Morocco
Sirio Polska Sp. z o.o.	Poland
Zao Zernoproductpromsnabmechanizatsija	Russia

Ferrari
Ferrari Financial Services, Inc.	U.S.A.

Agricultural and Construction Equipment
Farmers New Holland Inc.	U.S.A.
Medicine Hat New Holland Ltd.	Canada
Memphis New Holland Inc.	U.S.A.
Northside New Holland Inc.	U.S.A.
Ridgeview New Holland Inc.	U.S.A.
Southside New Holland Tractor & Equipment, Inc.	U.S.A.
Sunrise Tractor & Equipment Inc.	U.S.A.
Tri-County New Holland Inc.	U.S.A.

Trucks and Commercial Vehicles
Altra S.p.A.	Italy
F. Pegaso S.A.	Spain
Financière Pegaso France S.A.	France
Iveco Colombia Ltda.	Colombia
Iveco Plan S.A. de Ahorro para fines determinados	Argentina
Iveco S.P.R.L.	Congo (Dem. Rep. Congo)

Components
Cofap Fabricadora de Pecas Ltda	Brazil
Seima Italiana Auto Svet	Russia

Production Systems
Comau AGS S.p.A.	Italy
Comau Service U.K. Ltd	United Kingdom

Services
Cromos Consulenza e Formazione S.r.l. in liquidation	Italy

Holding companies and Other companies
Centro Studi sui Sistemi di Trasporto-CSST S.p.A.	Italy
European Engine Alliance EEIG	United Kingdom
Fiat (China) Business Co., Ltd.	People’s Rep.of China
Isvor Dealernet S.r.l. in liquidation	Italy
SGR-Sociedad para la Gestion de Riesgos S.A.	Argentina
Sistemi Ambientali S.p.A. in liquidation	Italy

Subsidiaries valued at cost

Automobiles
Fiat Auto Espana Marketing Instituto Agrupacion de Interes Economico	Spain
Fiat Auto Marketing Institute (Portugal) ACE	Portugal
New Business 21 S.p.A.	Italy
New Business 22 S.p.A.	Italy
New Business 23 S.p.A.	Italy
New Business 24 S.p.A.	Italy
Nuove Iniziative Finanziarie 2 S.r.l.	Italy
(*) Powertrain India Pvt. Ltd. in liquidation	India

(*) Assets held for sale.

Ferrari
Scuderia Ferrari Club S.c. a r.l.	Italy

Agricultural and Construction Equipment
Case Credit Wholesale Pty. Limited	Australia
Fermec North America Inc.	U.S.A.
International Harvester Company	U.S.A.
J.I. Case Company Limited	United Kingdom

Trucks and Commercial Vehicles
Consorzio per la Formazione Commerciale Iveco-Coforma	Italy
Iran Magirus-Deutz	Iran
Irisbus North America Limited Liability Company	U.S.A.
Iveco Motors of China Limited	People’s Rep.of China
M.R. Fire Fighting International S.A.	Romenia

Components
Automotive Lighting Japan K.K.	Japan
Electromechanical Racing S.r.l.	Italy
Magneti Marelli Automotive Components (India) Limited	India
Magneti Marelli Electronic Systems (Asia) Limited	People’s Rep.of China
Yorka Northamerica Corp.	U.S.A.

Production Systems
Comau (Shanghai) International Trading Co. Ltd.	People’s Rep.of China
Comau U.K. Limited	United Kingdom
Consorzio Fermag in liquidation	Italy
Synesis	Italy

Services
(*) CONSORZIO SERMAGEST — Servizi Manutentivi Gestionali	Italy
Fiat Common Investment Fund Limited	United Kingdom
PDL Services S.r.l.	Italy

(*) Assets held for sale.

Holding companies and Other companies
Fast Buyer Middle East A.S.	Turkey
Fiat Gra.De EEIG	United Kingdom
Fiat Oriente S.A.E. in liquidation	Egypt
Fides Corretagens de Securos Ltda	Brazil
Isvor Fiat India Private Ltd. in liquidation	India
MC2 - Media Communications S.p.A.	Italy
New Business 18 S.r.l.	Italy
New Business 19 S.r.l.	Italy
New Business 20 S.r.l.	Italy
Nuova Immobiliare nove S.r.l.	Italy
Nuova Immobiliare Otto S.r.l.	Italy
Nuova Immobiliare Tre S.p.A.	Italy
Nuove Iniziative Finanziarie 4 S.r.l.	Italy
Orione-Società Industriale per la Sicurezza e la Vigilanza Consortile per Azioni	Italy

Associated companies accounted for using the equity method

Automobiles
Fiat Auto Kreditbank GmbH	Austria
Fidis Bank G.m.b.H.	Austria
Targasys S.r.l.	Italy

Ferrari
Ferrari Maserati Cars International Trading (Shanghai) Co. Ltd.	People’s Rep.of China
Senator Software Gmbh	Germany

Agricultural and Construction Equipment
Al-Ghazi Tractors Ltd	Pakistan
CNH Capital Europe S.a.S.	France
Employers Health Initiatives LLC	U.S.A.
Kobelco Construction Machinery Co. Ltd.	Japan
New Holland Finance Ltd	United Kingdom
Rathell Farm Equipment Company Inc.	U.S.A.

Powertrain Technologies
Powertrain Industrial Services S.C.R.L. in liquidation	Italy

Trucks and Commercial Vehicles
GEIE V.IV.RE	France
Haveco Automotive Transmission Co. Ltd.	People’s Rep.of China
Iveco Finance Holdings Limited	United Kingdom
Iveco Uralaz Ltd.	Russia
Iveco-Motor Sich, Inc.	Ukraine
Otoyol Sanayi A.S.	Turkey
V.IVE.RE Gruppo Europeo di Interesse Economico	Italy

Production Systems
Gonzalez Production Systems Inc.	U.S.A.
G.P. Properties I L.L.C.	U.S.A.

Services
Servizio Titoli S.p.A.	Italy

Publishing and Communications
Editalia S.r.l.	Italy
Edizioni Dost S.r.l.	Italy
Società Editrice Mercantile S.r.l.	Italy

To-dis S.r.l. a socio unico	Italy

Holding companies and Other companies
Livingstone Motor Assemblers Ltd.	Zambia
Rizzoli Corriere della Sera MediaGroup S.p.A.	Italy
WorkNet S.p.A.	Italy

Associated companies valued at cost

Automobiles
Consorzio per la Reindustrializzazione Area di Arese S.r.l. in liquidation	Italy
Fidis Rent GmbH	Germany

Ferrari
Iniziativa Fiorano S.r.l.	Italy

Agricultural and Construction Equipment
Nido Industria Vallesina	Italy

Trucks and Commercial Vehicles
Sotra S.A.	Ivory Coast
Trucks & Bus Company	Libya
Zastava-Kamioni D.O.O.	Serbia

Components
Flexider S.p.A.	Italy
Mars Seal Private Limited	India
Matay Otomotiv Yan Sanay Ve Ticaret A.S.	Turkey
M.I.P.-Master Imprese Politecnico	Italy

Production Systems
Consorzio Generazione Forme-CO.GE.F.	Italy

Services
FMA-Consultoria e Negocios Ltda	Brazil
(*) S.I.MA.GEST2 Società Consortile a Responsabilità Limitata	Italy
Società Cooperativa Delta Più r.l. in liquidation	Italy

(*) Assets held for sale.

Publishing and Communications
Le Monde Europe S.A.S.	France
Le Monde Presse S.A.S.	France

Holding companies and Other companies
Agenzia Internazionalizzazione Imprese Torino S.r.l. in liquidation	Italy
Ascai Servizi S.r.l. in liquidation	Italy
Ciosa S.p.A. in liquidation	Italy
Concordia Finance S.A.	Luxembourg
Consorzio Parco Industriale di Chivasso	Italy
Consorzio per lo Sviluppo delle Aziende Fornitrici in liquidation	Italy
Consorzio Prode	Italy
Consorzio Scire	Italy
Consorzio Scuola Superiore per l’Alta Formazione Universitaria Federico II	Italy
Interfinanziaria S.A.	Switzerland
MB Venture Capital Fund I Participating Company F N.V.	Netherlands
Nuova Didactica S.c. a r.l.	Italy
Tecnologie per il Calcolo Numerico-Centro Superiore di Formazione S.c. a r.l.	Italy

Zetesis S.p.A. in liquidation	Italy

Other companies valued at cost

Agricultural and Construction Equipment
Polagris S.A.	Lithuania

Trucks and Commercial Vehicles
Consorzio Spike	Italy

Holding companies and Other companies
Centro di Eccellenza su Metodi e Sistemi per le Aziende Competitive	Italy
Consorzio Calef (Consorzio per la ricerca e lo sviluppo delle applicazioni industriali laser e del fascio elettronico)	Italy
Consorzio Lingotto	Italy
Consorzio Technapoli	Italy
Ercole Marelli & C. S.p.A. in liquidation	Italy
Euromedia Luxembourg One S.A. in liquidation	Luxembourg
Expo 2000 - S.p.A.	Italy
Fin.Priv. S.r.l.	Italy
Sorore Ricerche per Santa Maria della Scala	Italy
Torino Zerocinque Investment S.p.A.	Italy
Torino Zerocinque Trading S.p.A.	Italy